UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2022 (March 31, 2022)

Sierra Lake Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40803	86-1765431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 West Adams Street

Chicago, IL 60661

(Address of principal executive offices, including zip code)

(331) 305-4319

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	SIERU	The Nasdaq Stock Market LLC
Shares of Class A common stock, par value $0.0001 per share, included as part of the Units	SIER	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one share of Class A common stock for $11.50 per share, included as part of the Units	SIERW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement

As previously disclosed, on September 14, 2021, Sierra Lake Acquisition Corp. (the “Company”) and Sierra Lake Sponsor, LLC, the Company’s sponsor in connection with the Company’s initial public offering (the “Sponsor”), entered into an Administrative Support Agreement, pursuant to which the Company agreed to pay the Sponsor the sum of $10,000 per month for certain administrative support services from the Sponsor until the earlier of (i) the consummation by the Company of an initial business combination; or (ii) the Company’s liquidation. On March 31, 2022, the Company and the Sponsor entered into a Termination Agreement, pursuant to which the Company and the Sponsor agreed to terminate the Administrative Support Agreement and waive any and all fees owed by the Company to the Sponsor under the Administrative Support Agreement.

The foregoing summary of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement which is filed with this report as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

10.1	Termination Agreement between Sierra Lake Acquisition Corp. and Sierra Lake Sponsor LLC, dated March 31, 2022.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA LAKE ACQUISITION CORPORATION

Date: April 6, 2022	By:	/s/ Charles Alutto
	Name:	Charles Alutto
	Title:	Chief Executive Officer